                       HOTCHKIS AND WILEY VARIABLE TRUST

               SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 30, 1999

Description of the Funds, Their Investments and Risks

Shares of Other Investment Companies. The Funds can invest in securities of other investment companies except to the extent prohibited by law. Like all equity investments, these investments may go up or down in value. They also may not perform in correlation with a Fund's principal strategies. The Funds will pay additional fees through their investments in other investment companies.

Management

The following persons have been elected to the Board of Trustees:

Michael Baxter* (35) - Trustee - 725 South Figueroa Street, Suite 4000,
Los Angeles, CA 90017-5400. Co-Head of Hotchkis and Wiley (the "Advisor") (since 1999); Managing Director of the Advisor (since 1996); Partner of the Advisor (1994-1996); Portfolio Manager of the Advisor (since 1990).

Nigel Hurst-Brown* (47) - Trustee - 725 South Figueroa Street, Suite
4000, Los Angeles, CA 90017-5400. Co-Head of the Advisor (since 1999); Managing Director of Merrill Lynch Mercury Asset Management (since 1998); Director of Mercury Asset Management Group Plc. (since 1990).


----------------
* "Interested" Trustee, as defined in the Investment Company Act of 1940, due to the relationship indicated with the Funds' Advisor.


May 26, 1999